Exhibit 99.2

Tauriga Sciences Inc. Appoints Dr. Stella M. Sung as Chairman and Chief Executive Officer Effective Immediately

NEW YORK, Feb. 27, 2014 (GLOBE NEWSWIRE) -- Tauriga Sciences, Inc. (OTCQB:TAUG) or ("Tauriga" or "the Company"), a diversified company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nano-robotics space, today announced that the Company's Board of Directors ("Board") has appointed Dr. Stella M. Sung ("Dr. Sung") to the positions of Chairman of the Board ("Chairman") and Chief Executive Officer ("CEO") effective immediately. Previously Dr. Sung has served as the Company's Chief Operating Officer ("COO") since April 15, 2013 and largely focused on scientific based due diligence and on developing and executing an effective business plan for the next phase of the Company's growth. Since the completion of the Pilus Energy LLC ("Pilus") acquisition on January 28, 2014, Dr. Sung has been instrumental in the Company's commercialization efforts and is currently building and expanding the management team for the Company's future. Dr. Sung replaces the outgoing CEO Mr. Seth M. Shaw ("Mr. Shaw"), who will retain the important position of Vice President of Strategic Planning moving forward. In this capacity Mr. Shaw will exclusively focus his efforts on improving the Company's access to capital markets as well as assembling roadshows at which the Company can present to a diversified group of institutional investors.

Personal Bio for Dr. Stella M. Sung:

Dr. Stella M. Sung brings 20 years of leadership experience in the healthcare sector as both a senior operating executive and an early stage life science venture capitalist. Dr. Sung is currently a principal and Managing Director of Pearl Street Venture Fund, a life science hedge fund focused on investing in cutting edge technologies in the Life Sciences space. She previously held the position of Chief Business Officer of Cylene Pharmaceuticals ("Cylene"), a venture-backed oncology company. Dr. Sung has served as a Managing Director or General Partner for several life science venture firms, including Coastview Capital (founded by the former CEO of Amgen Inc., Mr. Gordon Binder) and Oxford Bioscience Partners. She has led significant venture rounds of financing for multiple transactions, co-founded two biotechnology companies, served on 7 Boards of Directors and served as Chairman of the Board for four biotechnology companies. Previously, she focused on life science and health care investments at Advent International, a global private equity firm that has raised over $6 billion in cumulative capital to date. Dr. Sung received her B.S. in chemistry from The Ohio State University and her Ph.D. in chemistry from Harvard University, where she was a National Science Foundation Pre-Doctoral Fellow. She earned her Harvard Ph.D. under the guidance of Professor Dudley Herschbach, the 1986 Nobel Laureate in Chemistry. (http://www.psvf.com/stella-m-sung.asp)

Newly Appointed CEO, Dr. Stella M. Sung commented, "Tauriga Sciences is now an exciting and cutting edge life sciences company with a clear pathway to revenues and the ability to capitalize on major market opportunities. In just one month since completing the Pilus acquisition, the Company has made excellent progress in commercializing its proprietary Electrogenic Bioreactor technology platform and expects to commence two commercial pilot tests in the very near term. Additionally the Company is excited about the opportunity to enter the large and growing medicinal Cannabis space with the potential acquisition of one of the verifiable market leaders. We are establishing a company with multiple growth opportunities and multiple paths to sustainable revenue and growth in the short, intermediate, and long terms. Lastly, Tauriga and its shareholders should fully recognize the outstanding job that Mr. Shaw did as CEO of the Company during an extremely difficult period. Very few executives would have had the courage, integrity, and talent to overcome what often appeared to be insurmountable obstacles and hopeless situations. Mr. Shaw laid the groundwork for the current business model and positioned the Company for success, and I am grateful for his tireless efforts, commitment, and personal sacrifice on Tauriga's behalf. I look forward to continuing to work closely with Mr. Shaw as he focuses his efforts on areas of great importance to the Company and its growth prospects."

Outgoing CEO Mr. Seth M. Shaw expressed, "I would first like to thank the shareholders for their steadfast support during our most difficult hours in 2013 and for continuing to believe in me and the Company when many others would have moved on or quit. I have had the pleasure of building Tauriga with Dr. Sung for the past year and she is without question the most capable executive that I have worked with in my career. What she has accomplished in the past month is truly impressive, and she has been driving the Company's fundamentals to higher and higher levels through her execution at meetings and with complicated agreements. This change in management clearly strengthens the Company, and it is also of great importance that the CEO has a world class scientific background, a genuine understand of chemistry, and deep experience in the life science industry. I look forward to working closely with the new management team and focusing my abilities on the areas that complement my greatest strengths as an executive."

On February 19, 2014, the Company announced the execution of an MOU with California's leading manufacturer of topical and medicinal cannabis products. Founded in 2009, this revenue generating Cannabis Manufacturer has developed both an extensive line of medicinal cannabis products as well as delivery technologies. The MOU signed between Tauriga and the Cannabis Manufacturer ("both parties") is valid for a period of 60 days from the date of execution (February 18, 2014). Additionally both parties have agreed to work towards the completion of a definitive merger/acquisition agreement ("definitive agreement") specifying the potential final deal terms.

About Tauriga Sciences, Inc.:

Tauriga Sciences, Inc. (TAUG) is a diversified company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nano-robotics space. The mission of the Company is to acquire and build a diversified portfolio of cutting edge technology assets that is capital efficient and of significant value to the shareholders. The Company's business model includes the acquisition of licenses, equity stakes, rights on both an exclusive and non-exclusive basis, and entire businesses. Management is firmly committed to building lasting shareholder value in the short, intermediate, and long terms. On January 28, 2014 the Company completed its acquisition of Cincinnati, Ohio based Pilus Energy LLC ("Pilus Energy"), a developer of alternative cleantech energy platforms using proprietary microbial solutions that creates electricity while consuming polluting molecules from wastewater. The Company's corporate website can be found at (www.tauriga.com).

DISCLAIMER:

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on TAUG's predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which TAUG has little or no control. Such forward-looking statements are made only as of the date of this release, and TAUG assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by TAUG with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.